UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section-13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):August 5, 1997



                                  CD RADIO INC.
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             (Exact name of registrant as specified in its charter)




State of Delaware                  0-24710                        52-1700207
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   (State or other           (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                          Identification No.)
   incorporation)



Sixth Floor, 1001 - 22nd St., N.W., Washington, D.C.                20037
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               (Address of principal executive offices) (zip code)



Registrant's telephone number, including area code (202) 296-6192


                                 Not applicable
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          (Former name or former address, if changed since last report)




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Item 5.        Other Events.

               Pursuant to a Stock Purchase Agreement dated August 5, 1997, attached hereto as Exhibit 99.1 and incorporated herein by reference, on such date the Registrant issued and sold, and Loral Space & Communications Ltd. purchased, 1,905,488 shares of Common Stock of the Registrant, par value $.001 per share, for an aggregate purchase price of $25,000,000. On August 5, 1997, the Registrant issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.        Exhibits.


           Exhibit Number
     (Referenced to Item 601
      of Regulation S-K)                        Description of Exhibit
     -----------------------                    ----------------------
             99.1 Stock Purchase Agreement dated August 5, 1997 by and among CD Radio Inc., David Margolese and Loral Space &
                                      Communications Ltd.
             99.2                     Registrant's Press Release, dated as of
                                      August 5, 1997.

                                   Signatures

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  August 15, 1997

                                  CD RADIO INC.



                                  By:   /s/ David Margolese
                                        -------------------
                                            David Margolese
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

                 Exhibit No.            Description of Exhibit
                    99.1                Stock Purchase Agreement dated August
                                        5, 1997 among CD Radio Inc., David
                                        Margolese and Loral Space &
                                        Communications Ltd.
                    99.2                Registrant's Press Release, dated as of
                                        August 5, 1997.